Exhibit 99.1
For More Information
Investor Contacts:
Suzanne Craig
The Blueshirt Group for SMART Modular Technologies
415-217-7722
Suzanne@blueshirtgroup.com
Barry Zwarenstein
CFO, Senior Vice President
SMART Modular Technologies
510-624-8134
Barry.Zwarenstein@smartm.com
SMART Modular Technologies Raises Second Quarter Fiscal 2010 Guidance and Provides Guidance for
Third Quarter Fiscal 2010
NEWARK, CA — February 1, 2010— SMART Modular Technologies (WWH), Inc. (“SMART” or the “Company”) (Nasdaq: SMOD), a leading independent manufacturer of memory modules and solid-state storage products, today announced that it is raising its guidance for the second quarter of fiscal 2010 ending February 26, 2010 based on the Company’s preliminary review of its anticipated financial performance.
The Company expects to report net sales in the range of $140 to $145 million, approximately 10% higher than the previous guidance of $125 to $135 million. Gross profit is expected to be in the range of $36 to $38 million, approximately 20% higher than the previous guidance of $30 to $32 million.
The Company expects to report GAAP diluted net income per share in the range of $0.16 to $0.18 for the second quarter of fiscal 2010, substantially exceeding its previous guidance of $0.06 to $0.08 per share announced on December 17, 2009. Non-GAAP diluted net income per share is expected to be in the range of $0.14 to $0.16, a substantial increase to the previous guidance provided by the Company of $0.09 to $0.11.
The improved guidance for the second quarter of fiscal 2010 is primarily driven by a combination of the positive DRAM pricing environment, continued strong end user demand from both the PC and enterprise markets and less than anticipated adverse impact from seasonality.
Third Quarter Fiscal 2010 Outlook
For the third quarter of fiscal 2010 ending May 28, 2010, SMART expects net sales to be relatively flat sequentially as demand stabilizes. Gross profit is expected to be in the range of $29 to $32 million, and GAAP diluted net income per share is expected to be in the range of $0.07 to $0.09 as DDR2 availability increases and DRAM pricing moderates. On a non-GAAP basis, SMART estimates net income per diluted share will be in the range of $0.09 to $0.11.

Please refer to the Non-GAAP Information section and the “Reconciliation of Q2 and Q3 FY2010 Guidance for Non-GAAP Financial Measures” table below for further detail.
No conference call will be held in conjunction with this revised guidance. Additional information for the second quarter of fiscal 2010 will be available when SMART reports its quarterly financial results in March 2010.
Forward-Looking Statements
Statements contained in this press release that are not statements of historical fact, such as any statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company’s or its management’s current or future expectations, plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. From time to time, we also may provide oral or written forward-looking statements in other materials we release to the public. These forward-looking statements may include projections and expectations regarding the Company’s net sales, financial performance, benefits associated with operational efficiencies, the DRAM market, new product introductions, and customer demand for its products.
Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, production or manufacturing difficulties, competitive factors, new products and technological changes, difficulties with or delays in the introduction of new products, fluctuations in product prices and raw material costs and availability, dependence upon third-party vendors, customer demand (particularly from key customers), changes in industry standards or release plans, fluctuations in the quarterly effective tax rate, lower than anticipated cash savings from restructuring, possible future restructuring plans, higher anticipated costs from increasing capacity, changes in foreign currency exchange rates and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission including the Company’s Form 10-K for the fiscal year ended August 28, 2009 filed November 9, 2009 and its Form 10-Q for the quarter ended November 27, 2009 filed January 6, 2010. Such risk factors as outlined in these reports may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. Investors are cautioned not to place undue reliance on any forward-looking statements. The Company is not obligated to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

Non-GAAP Information
Certain non-GAAP financial measures are included in this press release, including non-GAAP net income and non-GAAP net income per diluted share. Non-GAAP financial results do not include stock-based compensation expense and the settlement of a lawsuit with respect to component supply. These non-GAAP financial measures are provided to enhance the user’s overall understanding of our financial performance. By excluding these charges, our non-GAAP results provide information to management and investors that is useful in assessing SMART’s core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results and to plan and forecast future periods. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with generally accepted accounting principles. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies. Investors are encouraged to review the reconciliations of GAAP to non-GAAP financial measures, which are included below.
About SMART
SMART is a leading independent designer, manufacturer and supplier of electronic subsystems to original equipment manufacturers, or OEMs. SMART offers more than 500 standard and custom products to OEMs engaged in the computer, industrial, networking, gaming, telecommunications, defense, aerospace and embedded application markets. Taking innovations from the design stage through manufacturing and delivery, SMART has developed a comprehensive memory product line that includes DRAM, SRAM, and Flash memory in various form factors. SMART also offers high performance, high capacity solid state drives for enterprise, defense, aerospace, industrial automation, medical, and transportation markets. SMART’s presence in the U.S., Europe, Asia, and Latin America enables it to provide its customers with proven expertise in international logistics, asset management, and supply-chain management worldwide. See www.smartm.com for more information

SMART MODULAR TECHNOLOGIES (WWH), INC. AND SUBSIDIARIES
RECONCILIATION OF Q2 AND Q3 FY2010 GUIDANCE FOR NON-GAAP FINANCIAL MEASURES
(In millions, except per share data; unaudited)

	Three Months Ending February 26, 2010
	GAAP					Non-GAAP
	Range of Estimates					Range of Estimates
	From	To	Adjustments			From	To
Net income	$10.4	$11.8	$(1.3)	(a	)	$9.1	$10.5

Net income per diluted share	$0.16	$0.18				$0.14	$0.16

Shares used in computing net income per diluted share	65.0	65.0				65.0	65.0

(a)	Reflects $3.0 million gain on settlement of a lawsuit, offset by an estimated $1.7 million adjustment for stock-based compensation expense.

	Three Months Ending May 28, 2010
	GAAP					Non-GAAP
	Range of Estimates					Range of Estimates
	From	To	Adjustments			From	To
Net income	$4.4	$5.8	$1.7	(b	)	$6.1	$7.5

Net income per diluted share	$0.07	$0.09				$0.09	$0.11

Shares used in computing net income per diluted share	65.5	65.5				65.5	65.5

(b)	Reflects estimated adjustment for stock-based compensation expense.

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